UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2014

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 000-23601

Federal	16-1540137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure

Pathfinder Bancorp, Inc.’s Annual Meeting of Shareholders was held on April 23, 2014.

A copy of the presentation that was presented at the Shareholder’s Meeting is attached as Exhibit 99.1 and is being furnished to the SEC and shall not be deemed “filed “ for any purpose.

Item 9.01 Financial Statements and Exhibits

Exhibit 99 – Pathfinder Bancorp, Inc’s Presentation to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: April 23, 2014	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer